------------------------------
                                                          OMB APPROVAL
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                                                  OMB Number  3235-0049
FORM ADV                                          Expires:  July 31, 2008
         Uniform Application for                  Estimated average burden
         Investment Adviser Registration          ------------------------------
Part II - Page 1                                  hours per response. . . .9.402
                                                  ------------------------------


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Name of Investment Adviser:
Hatteras Investment Partners LLC
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
Address:           (Number and Street)    (City)     (State)           (Zip Code)   Area Code:    Telephone Number:
8540 Colonnade Center Drive - Suite 401   Raleigh    North Carolina    27615        (919) 846-2324
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       This part of Form ADV gives information about the investment adviser and its business for the use of clients.
                           The information has not been approved or verified by any government authority.

                               Table of Contents

Item Number        Item                                                                                               Page
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
      1            Advisory Services and Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

      2            Types of Clients . . . . . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . 2

      3            Types of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

      4            Methods of Analysis, Sources of Information and Investment Strategies . . . . . . . . . . . . . . . . 3

      5            Education and Business Standards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

      6            Education and Business Background . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

      7            Other Business Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

      8            Other Financial Industry Activities or Affiliations . . . . . . . . . . . . . . . . . . . . . . . . . 4

      9            Participation or Interest in Client Transactions . . . . . . . . . . . . . . . . . . . . . . . . . .  5

      10           Conditions for Managing Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

      11           Review of Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

      12           Investment or Brokerage Discretion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

      13           Additional Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

      14           Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

                   Continuation Sheet . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Schedule F

                   Balance Sheet, if required . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Schedule G

|          (Schedules A, B, C, D, and E are included with Part I of this Form, for the use of regulatory bodies,          |
|                                          and are not distributed to clients.)                                           |
|_________________________________________________________________________________________________________________________|

               Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.
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

                           ------------------------------------------------------------------------------------------------
FORM ADV                   Applicant:                                             SEC File Number:      Date:

Part II - Page 2           Hatteras Investment Partners LLC                       801-62608             12/08/2006
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                            Definitions for Part II

Related person -- Any officer, director or partner of applicant or any person directly or indirectly controlling, controlled by, or under common control with the applicant, including any non-clerical, non-ministerial employee.

Investment Supervisory Services -- Giving continuous investment advice to a client (or making investments for the client) based on the individual needs of the client. Individual needs include, for example, the nature of other client assets and the client's per- sonal and family obligations.

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
1.       A.    Advisory Services and Fees.  (check the applicable boxes)          For each type of service provided, state the
                                                                                  approximate % of
                                                                                  total advisory billings from that service.
               Applicant:                                                         (See instruction
                                                                                  below.)
         |X|   (1)    Provides investment supervisory services . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
         | |   (2)    Manages investment advisory accounts not involving investment supervisory services . . . . . . . . .  0%
         | |   (3)    Furnishes investment advice through consultations not included in either services described above . . 0%
         | |   (4)    Issues periodicals about securities by subscription . . . . . . . . . . . . . . . . . . . . . . . . . 0%
         | |   (5)    Issues special reports about securities not included in any service described above . . . . . . . . . 0%
         | |   (6)    Issues, not as part of any services described above, any charts, graphs, formulas, or other devices which clients may use to evaluate securities . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0%
         | |   (7)    On more that an occasional basis, furnishes advice to clients on matters not involving securities . . 0%
         | |   (8)    Provides a timing service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0%
         | |   (9)    Furnishes advice about securities in any manner not described above . . . . . . . . . . . . . . . . . 0%

               (Percentages should be based on applicant's last fiscal year. If applicant has not completed its first fiscal year, provide estimates of advisory billings for that year and state that the percentages are estimates.)

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                                                                                                                      Yes   No
         B.    Does the applicant call any of the services it checked above
               financial planning or some similar term? . . . . . . . . . . .                                         | |  |X|

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         C.    Applicant offers investment advisory services for: (check all that apply):

               |X|    (1)  A percentage of assets under management          | |   (4)  Subscription fees
               | |    (2)  Hourly charges                                   | |   (5)  Commissions
               | |    (3)  Fixed fees (not including subscription fees)     |X|   (6)  Other

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         D.    For each checked box in A above, describe on Schedule F:

                      the services provided, including the name of any publication or report issued by the adviser on a subscription basis or for a fee

                      applicant's basic fee schedule, how fees are charged and whether its fees are negotiable

                      when compensation is payable, and if compensation is payable before service is provided, how a client may get a refund or may terminate an investment advisory contract before its expiration date

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2.       Types of Clients -- Applicant generally provides investment advice to: (check those that apply)

         | |   A.     Individuals                                | |   E.    Trusts, estates, or charitable organizations

         | |   B.     Banks or thrift institutions               | |   F.    Corporations or business entities other than
                                                                             those listed above
         | |   C.     Investment companies
                                                                 |X|   G.    Other (describe on Schedule F)
         | |   D.     Pension and profit sharing plans

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            Answer all items. Complete amended pages in full, circle amended items and file with execution page (page 1).
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

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FORM ADV                   Applicant:                                             SEC File Number:      Date:

Part II - Page 3           Hatteras Investment Partners LLC                       801-62608             12/08/2006
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
3.       Types of Investments. Applicant offers advice on (check those that apply) the following:

               A.     Equity Securities                          | |   H.  United States government securities
         | |          (1) exchange-listed securities
         | |          (2) securities traded over-the-counter           I.  Options contracts on:
         | |          (3) foreign issues                         | |       (1) securities
                                                                 | |       (2) commodities
         | |   B.     Warrants
                                                                       J.  Futures contracts on:
         | |   C.     Corporate debt securities                  | |       (1) tangibles
                      (other than commercial paper)              | |       (2) intangibles

         | |   D.     Commercial paper                                 K.  Interests in partnerships investing in:
                                                                 | |       (1) real estate
         | |   E.     Certificates of deposit                    | |       (2) oil and gas interests
                                                                 | |       (3) other (explain on Schedule F)
         | |   F.     Municipal securities
                                                                 |X|   L.  Other (explain on Schedule F)
               G.     Investment company securities
         | |          (1) variable life insurance
         | |          (2) variable annuities
         | |          (3) mutual fund shares

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4.       Methods of Analysis, Sources of Information, and Investment Strategies.

               A.     Applicant's security analysis methods include: (check those that apply)

               (1)    | |   Charting                               (4)  | |      Cyclical

               (2)    |X|   Fundamental                            (5)  | |      Other

               (3)    | |   Technical

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         B.    The main sources of information applicant (check those that apply) uses include:

               (1)    |X|   Financial newspapers and magazines     (5)  | |      Timing services

               (2)    |X|   Inspections of corporate activities    (6)  | |      Annual reports, prospectuses, filings with the
                                                                                 Securities and Exchange Commission
               (3)    |X|   Research materials prepared by others  (7)  | |      Company press releases

               (4)    | |   Corporate rating services              (8)  | |      Other (explain on Schedule F)

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         C.    The investment strategies used to implement any investment advice given to clients include:
               (check those that apply)

               (1)    |X|   Long term purchases                    (5)  | |      Margin transactions
                            (securities held at least a year)
               (2)    | |   Short term purchases                   (6)  | |      Option writing, including covered options,
                            (securities sold within a year)                        uncovered options or spreading strategies
               (3)    | |   Trading (securities sold within
                            30 days)
                                                                   (7)  | |      Other (explain on Schedule F)
               (4)    | |   Short sales
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            Answer all items. Complete amended pages in full, circle amended items and file with execution page (page 1).
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

                           ------------------------------------------------------------------------------------------------
FORM ADV                   Applicant:                                             SEC File Number:      Date:

Part II - Page 4           Hatteras Investment Partners LLC                       801-62608             12/08/2006
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
5.       Education and Business Standards.

                Are there any general standards of education or business experience that applicant requires of those       Yes   No
                involved in determining or giving investment advice to clients? . . . . . . . . . . . . . . . . . . .      |X|   | |

                                          (If yes, describe these standards on Schedule F.)
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6.       Education and Business Background.
         For:

                each member of the investment committee or group that determines general investment advice to be given to clients, or

                if the applicant has no investment committee or group, each individual who determines general investment advice given to clients (if more than five, respond only for their supervisors)

                each principal executive officer of applicant or each person with similar status or performing similar functions.

         On Schedule F, give the:

                name                                                      Formal education after high school

                year of birth                                             Business background for the preceding five years

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7.       Other Business Activities. (check those that apply)

         | |    A.    Applicant is actively engaged in a business other than giving investment advice.

         | |    B.    Applicant sells products or services other than investment advice to clients.

         | |    C.    The principal business of applicant or its principal executive officers involves something other than providing investment advice.

          (For each checked box describe the other activities, including the time spent on them, on Schedule F.)

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8.       Other Financial Industry Activities or Affiliations. (check those that apply)

         | |    A.    Applicant is registered (or has an application pending) as a securities broker-dealer.

         | |    B.    Applicant is registered (or has an application pending) as a futures commission merchant, commodity pool operator or commodity trading adviser.

         | |    C.    Applicant has arrangements that are material to its advisory business or its clients with a related person who is a:

         |X|          (1) broker-dealer                                   | |   (7)   accounting firm

         |X|          (2) investment company                              | |   (8)   law firm

         |X|          (3) other investment adviser                        | |   (9)   insurance company or agency

         | |          (4) financial planning firm                         | |   (10)  pension consultant

         | |          (5) commodity pool operator, commodity trading      | |   (11)  real estate broker or dealer
                          adviser or futures commission merchant
                                                                          |X|   (12)  entity that creates or packages
         | |          (6) banking or thrift institution                               limited partnerships

                  (For each checked box in C, on Schedule F identify the related person and describe the relationship and the arrangements.)

                D.    Is applicant or a related person a general partner in any partnership in which clients               Yes   No
                      are solicited to invest? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           |X|   | |

                                      (If yes, describe on Schedule F the partnerships and what they invest in.)
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            Answer all items. Complete amended pages in full, circle amended items and file with execution page (page 1).
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

                           ------------------------------------------------------------------------------------------------
FORM ADV                   Applicant:                                             SEC File Number:      Date:

Part II - Page 5           Hatteras Investment Partners LLC                       801-62608             12/08/2006
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
9.        Participation or Interest in Client Transactions.
          Applicant or a (check those that apply) related person:

          | |  A.     As principal, buys securities for itself from or sells
                      securities it owns to any client.
          | |  B.     As broker or agent effects securities transactions for
                      compensation for any client.
          | |  C.     As broker or agent for any person other than a client
                      effects transactions in which client securities are sold
                      to or bought from a brokerage customer.
          |X|  D.     Recommends to clients that they buy or sell securities
                      or investment products in which the applicant or a
                      related person has some financial interest.
          | |  E.     Buys or sells for itself securities that it also
                      recommends to clients.

              (For each box checked, describe on Schedule F when the applicant or a related person engages in these transactions and what restrictions, internal procedures, or disclosures are used for conflicts of interest in those transactions.)

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10.       Conditions for Does the applicant provide investment supervisory services, manage investment Managing
          Accounts.advisory accounts or hold itself out as providing financial planning or some similarly
          termed services and impose a minimum dollar value of assets or other conditions for starting                     Yes  No
          or maintaining an account? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           |X|  | |

                                       (If yes, describe on Schedule F.)

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11.       Review of Accounts. If applicant provides investment supervisory services, manages investment advisory accounts, or holds itself out as providing financial planning or some similarly termed services:

          A.   Describe below the reviews and reviewers of the accounts. For reviews, include their frequency, different levels, and TriggerFor reviewers, include the number of reviewers, their titles and functions, factorsinstructions they receive from applicant on performing reviews, and number of accounts assigned each.

                      See Schedule F
                      --------------




          B.   Describe the nature and frequency of regular reports to clients on their accounts.

                      See Schedule F
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                           ------------------------------------------------------------------------------------------------
FORM ADV                   Applicant:                                             SEC File Number:      Date:

Part II - Page 6           Hatteras Investment Partners LLC                       801-62608             12/08/2006
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
12.       Investment or Brokerage Discretion.

          A.   Does applicant or any related person have authority to
               determine, without obtaining specific client consent, the:
                                                                                                                          Yes   No
               (1)  securities to be bought or sold? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  |X|   | |
                                                                                                                          Yes   No
               (2)  Amount of the securities to be bought or sold? . . . . . . . . . . . . . . . . . . . . . . . . . . .  |X|   | |
                                                                                                                          Yes   No
               (3)  broker or dealer to be used? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  |X|   | |
                                                                                                                          Yes   No
               (4)  commission rates paid? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

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                                                                                                                          Yes   No
          B.   Does applicant or a related person suggest brokers to clients? . . . . . . . . . . . . . . . . . . . . . . | |   |X|

               For each yes answer to A describe on Schedule F any limitations on the authority. For each yes to A(3), A(4), or B, describe on Schedule F the factors considered in selecting brokers and determining the reasonableness of their commis- sionsIf the value of products, research and services given to the applicant or a related person is a factor, describe:

                        the product, research and services

                        whether clients may pay commissions higher than those obtainable from other brokers in return for those products and services

                        whether research is used to service all of applicant's accounts or just those accounts paying for it; and

                        any procedures the applicant used during the last fiscal year to direct client transactions to a particular broker in return for products and research services received.

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13.       Additional Compensation.

          Does the applicant or a related person have any arrangements, oral or in writing, where it:

          A.   is paid cash by or receives some economic benefit (including commissions, equipment or non-research        Yes  No
               services) from a non-client in connection with giving advice to clients? . . . . . . . . . . . . . . . .   | |  |X|

                                                                                                                          Yes  No
          B.   directly or indirectly compensates any person for client referrals? . . . . . . . . . . . . . . . . . . .  |X|  | |

                                            (For each yes, describe the arrangements on Schedule F.)

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14.       Balance Sheet. Applicant must provide a balance sheet for the most recent fiscal year on Schedule G if applicant:

                    has custody of client funds or securities; or

                    requires prepayment of more than $500 in fees per client and 6 or more months in advance
                                                                                                                          Yes  No
                    Has applicant provided a Schedule G balance sheet? . . . . . . . . . . . . . . .  . . . . . . . .     | |  |X|



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

                           ------------------------------------------------------------------------------------------------
Schedule F of               Applicant:                                             SEC File Number:      Date:
Form ADV
Continuation                Hatteras Investment Partners LLC                       801-62608             12/08/2006
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               (Do not use this Schedule as a continuation sheet for Form ADV Part I or any other schedules.)

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
1.       Full name of applicant exactly as stated in item 1A of Part I of Form ADV:                        IRS Empl. Ident. No.:
         Hatteras Investment Partners LLC                                                                  20-0225999
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                 Item of Form
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                   (identify)                                                   Answer
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                    Item 1D        Hatteras Investment Partners LLC ("Adviser" or "Hatteras") provides investment supervisory services to all of its clients (the Hatteras Funds listed herein). Hatteras is the investment manager to private investment funds (the "Funds") and to funds registered under the Investment
                                   Company Act of 1940. The Funds invest in other investment funds (the "Portfolio Funds") and managed accounts. Hatteras' management fee schedule is as follows:

                                   HATTERAS DIVERSIFIED STRATEGIES FUND LP:
                                   (Minimum account size is $1,000,000)
                                                   1.0% annually

                                   HATTERAS DIVERSIFIED STRATEGIES OFFSHORE FUND LTD:
                                   (Minimum account size is $1,000,000)
                                                   1.0% annually

                                   HATTERAS MULTI-STRATEGY FUND I, LP
                                   (Minimum account size $100,000)
                                                   1.0% annually

                                   HATTERAS MULTI-STRATEGY TEI FUND, LP
                                   (Minimum account size $100,000)
                                                   1.0% annually

                                   HATTERAS MASTER FUND, LP

                                   HATTERAS MULTI-STRATEGY INSTITUTIONAL FUND, L.P (Minimum account size is $1,000,000)
                                                   1.0% annually

                                   HATTERAS MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.P.
                                   (Minimum account size is $1,000,000)
                                                   1.0% annually

                                   Fees: Fees for providing services may be payable monthly in arrears based on the value of assets under management at the end of each month. Hatteras may make adjustments in the fee calculation for significant withdrawals or deposits made during a calculation period.

                                   Hatteras may have performance-based fee arrangements with "eligible clients" (as that term is defined under Rule 205-3 of the Investment Advisers Act of 1940 (the "Advisers Act")).
                                   Performance-based fees may be calculated as a percentage of returns, or as a percentage of the increase in net asset value. Clients should note that such performance fees may create an incentive for the Adviser to make riskier, more speculative investments than would be the case under a solely asset-based fee arrangement. Any performance-based fee arrangements will be consistent with the requirements of applicable laws and regulations, including the Advisers Act and if applicable, the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                                   Other Fees: A Service fee of 0.75% is charged by the Fund Servicing Agent, Hatteras Investment
                                   Partners, LLC on all assets in the Multi-Strategy Fund I, LP and Multi-Strategy TEI Fund, LP. A
                                   Service fee of up to 0.50% may be charged by the Fund Servicing Agent, Hatteras Investment
                                   Partners, LLC, on the assets in the Hatteras Diversified Strategies Fund, LP and the Hatteras
                                   Diversified Strategies Offshore Fund, Ltd.

                                   Termination: Investors in the Funds may elect to redeem all or a portion of their investments in the Funds as of the last day of each calendar quarter or such other dates as either Hatteras or the Board of Directors of the registered "Funds" in their discretion shall determine (each such date a "Redemption Date") after 12 consecutive months as an Investor in a Fund upon 65 days'
                                   prior written notice (a "Redemption Request"). The minimum value of a redemption is $50,000, subject to the discretion of Hatteras to allow otherwise.

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Schedule F of                             Applicant:                                             SEC File Number:      Date:
Form ADV
Continuation Sheet for Form ADV Part II   Hatteras Investment Partners LLC                       801-62608             12/08/2006
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               (Do not use this Schedule as a continuation sheet for Form ADV Part I or any other schedules.)

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
1.       Full name of applicant exactly as stated in item 1A of Part I of Form ADV:                       IRS Empl. Ident. No.:
         Hatteras Investment Partners LLC                                                                 20-0225999
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              Item of Form
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               (identify)                                                     Answer
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         Item 1D cont'd, Item 2    Hatteras may, in its sole discretion, permit redemptions that do not comply with all of these requirements; provided, that such non-conforming redemptions may be subject to a penalty equal to up to 5% of the amount requested to be redeemed. Hatteras may also, in its sole discretion, (i)
                                   require the complete redemption of an Investor's investment in a Fund at any other time for regulatory or certain other reasons if it deems it appropriate, or (ii) permit a full or partial redemption at any other time.

                                   TENDER OFFERS: [Regarding the registered "Funds"] are offered quarterly or on other such dates that the Board of Directors, in its discretion, shall otherwise determine.

                Item 3L            Hatteras manages both [SEC] registered and non-registered investment partnerships.

                Item 5
                                   Hatteras seeks to employ investment professionals with the highest personal integrity and the dedication, ability, training, and experience to provide superior investment management services to each of its clients. Hatteras generally requires that its personnel possess a college degree or equivalent business experience, preferably in the field of investments. Advanced degrees are desirable but not required. Hatteras' personnel must have and maintain all licenses required by applicable laws and rules.



                Item 6
                                   Education and Business Background

                                   David B. Perkins, President and CEO
                                   (Officer & Investment Committee Member)

                                   Year of Birth: 1962

                                   Formal Education after High School:
                                   UNC - Charlotte
                                   Degree Earned: BA in Business Administration, 1984

                                   Business Background for the preceding five years:
                                   12/2003 - Present    Hatteras Investment Partners LLC, President & CEO
                                   12/2003 - Present    Hatteras Investment Management LLC; Managing Principal
                                   10/2003 - Present    CapFinancial Partners LLC; Managing Partner
                                   06/2002 - 09/2003    Wachovia Securities Financial Network, Inc.; Managing Partner
                                   10/1997 - 06/2002    CAPTRUST Financial Advisors, LLC; Managing Principal

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Schedule F of                             Applicant:                                             SEC File Number:      Date:
Form ADV
Continuation Sheet for Form ADV Part II   Hatteras Investment Partners LLC                       801-62608             12/08/2006
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               (Do not use this Schedule as a continuation sheet for Form ADV Part I or any other schedules.)

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
1.       Full name of applicant exactly as stated in item 1A of Part I of Form ADV:                    IRS Empl. Ident. No.:
         Hatteras Investment Partners LLC                                                              20-0225999
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            Item of Form
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             (identify)                                                       Answer
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           Item 6 (cont.)

                        Mark W. Yusko, Principal
                       (Investment Committee Member)

                       Year of Birth: 1963

                       Formal Education after High School:
                       University of Notre Dame
                       Degree Earned: BS, with honors, in Biology and Chemistry, 1985
                       University of Chicago
                       Degree Earned: MBA in Accounting and Finance, 1987

                       Business Background for the preceding five years:
                       2003 - Present            Hatteras Investment Partners LLC, Principal
                       07/2004 - Present         Morgan Creek Capital Management, LLC
                       1/1998 -06/2004           University of North Carolina, Chief Investment Officer
                       04/1993-01/1998           University of Notre Dame, Assistant Investment Officer

                       Joshua E. Parrott, Director, Risk Management
                       (Investment Committee Member)

                       Year of Birth: 1974

                       Formal Education after High School:
                       University of Vermont
                       Degree Earned: BS, 1998

                       12/2003-Present           Hatteras Investment Partners, LLC, Director, Risk Management
                       5/2003 - 09/2003          Dialectic Capital Management, Intern
                       2/1999 - 03/2003          Morgan Stanley

                       Lee Palles, Chief Operating Officer
                       (Officer)

                       Year of Birth: 1956

                       Formal Education after High School:
                       Mississippi State University
                       Degree Earned: BSBA in Accounting, 1979
                       09/2006 - Present        Hatteras Investment Partners, LLC, Chief Operating Officer
                       07/2005 - 08/2006        Consultant
                       02/2005 - 06/2005        Accelovance, Inc. (Acquiror of nTouch Research)- Vice President
                       11/1999 - 01/2005        nTouch Research, President & CEO

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

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Schedule F of                             Applicant:                                             SEC File Number:      Date:
Form ADV
Continuation Sheet for Form ADV Part II   Hatteras Investment Partners LLC                       801-62608             12/08/2006
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               (Do not use this Schedule as a continuation sheet for Form ADV Part I or any other schedules.)

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
1.       Full name of applicant exactly as stated in item 1A of Part I of Form ADV:                        IRS Empl. Ident. No.:
         Hatteras Investment Partners LLC                                                                  20-0225999

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         Item of Form
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          (identify)                                                     Answer
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         Item 6 cont'd

                                   J. Michael Fields, Director, Public Investments (Officer)

                                   Year of Birth: 1973

                                   Formal Education after High School:
                                   University of Florida
                                   Degree Earned: BS in Food & Resource Economics, 1995
                                   University of Central Florida
                                   Degree Earned: MBA, 1999

                                   12/2003-Present       Hatteras Investment Partners LLC, Director
                                   12/2003-Present       Hatteras Investment Management LLC; Director
                                   8/2002-12/2003        CAPTRUST Financial Advisors, Investment Specialist
                                   1/2000-08/2002        Morgan Stanley
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        Item 8 C (1) and (3)       Hatteras is affiliated through common ownership with CapFinancial Partners, LLC, a broker-dealer and investment adviser dually-registered with the SEC (CRD# 126291). Notwithstanding this affiliation, however, Hatteras exercises completely independent judgment in the management of its clients' investments. CapFinancial Partners may act as a servicing agent for the Funds and earn service fees in connection with the offer and sale of interests of the Funds. It should be specially noted that certain directors, officers and employees of Hatteras are also registered representatives of CapFinancial Partners, LLC.

            Item 8 C(2)            Hatteras manages five [SEC] Registered Investment Partnerships: Hatteras Master Fund, LP,
                                   Hatteras Multi-Strategy Fund I, LP and Hatteras Multi-Strategy TEI Fund, LP.


           Item 8 C (3)            Hatteras is affiliated through common ownership with Morgan Creek Capital Management, LLC
                                   ("Morgan Creek") of which Mark W. Yusko is the managing member. Mr. Yusko serves on the investment committee of Hatteras. Morgan Creek has an ownership interest in Hatteras. It should be specifically noted that there are a number of conflicts of interests related to Mr. Yusko and
                                   Morgan Creek. In particular, Mr. Yusko and Morgan Creek also provides advisory services to other unrelated fund of funds and managed accounts that may invest in the same Portfolio Funds that may be invested in by the Funds.

       Items 8 C (12) and 8 D      Hatteras is affiliated through common ownership with Hatteras Investment Management LLC ("HIM").
                                   HIM is the general partner of the Funds managed by Hatteras.

             Item 9 D              Hatteras and the directors, officers and employees of Hatteras may make recommendations to clients to buy or sell securities transactions or investment positions in which Hatteras has some financial interest. Hatteras' affiliate, HIM, as a sponsor for the Funds is involved in their management, thereby collecting fees based on performance of the Funds and as a portion of the management fees. Clients that are solicited to purchase interests in the Funds sponsored and managed by HIM would be purchasing investment products in which Hatteras has some financial interest.

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

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Schedule F of                             Applicant:                                             SEC File Number:      Date:
Form ADV
Continuation Sheet for Form ADV Part II   Hatteras Investment Partners LLC                       801-62608             12/08/2006
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
               (Do not use this Schedule as a continuation sheet for Form ADV Part I or any other schedules.)

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
1.       Full name of applicant exactly as stated in item 1A of Part I of Form ADV:              IRS Empl. Ident. No.:
         Hatteras Investment Partners LLC                                                        20-0225999
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          Item of Form
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           (identify)                                                     Answer
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        Item 9D cont'd             In addition, Hatteras and its officers, directors, and employees and affiliates of Hatteras may also invest in the Funds and Portfolio Funds that they recommend to clients. As part of this financial interest Hatteras would be participating in any capital gains along with the client as partners or members of the Funds or Portfolio Funds.

            Item 10                Hatteras provides investment advisory management to the Funds and may establish minimum fees and/or account sizes for These minimum fees and/or account sizes, which may vary from clients.
                                   time to time and are sometimes waived in the light of overall facts and circumstances, are listed in the fee schedule contained in the response to Item 1, above.


     Items 11 A and 11.B.

                                   Reviews.

                                   It is expected that each investment fund will be reviewed regularly by one or more persons rendering investment advice on behalf of Hatteras, and at least quarterly by the Principals and
                                   Compliance Officer of Hatteras, to determine the suitability and allocations of types of assets and investments in relation to a client's objectives and the necessity or desirability of any change in such objectives.

                                   Reviewers:


                                   Number of reviewers: 3
                                   Number of Accounts Per Reviewer: All accounts will be reviewed by the Investment Committee at least quarterly.
                                   Names and titles: David Perkins, President and CEO; Mark Yusko, Principal; Josh Parrott,
                                   Director, Risk Management
                                   The reviewers will employ the procedures noted above for each of Hatteras' clients.

                                   Reports.
                                   Limited Partners will receive capital balance reports regarding investment in the unaudited their
                                   Funds at least monthly. In addition, clients will receive annual audited financial statements and a quarterly performance letter.

           Item 12A                Hatteras recommends that prospects invest in the Funds. An affiliate of the Adviser is the
                                   General Partner to the Funds.

                                   All of the Funds are funHattedetermines appropriate investment strategies, identifies and retains investment managers, and monitors the ongoing performance of the Funds' investments. The investment managers of the Portfolio Funds then determine the actual investment portfolio held by such managers.All brokerage decisions are made by the independent investment managers of the
                                   Portfolio Funds. Occasionally the funds may exchange traded investment in securities at which time Hatteras will determine the broker/dealer to be used and may negotiate the commission to be paid.
           Item 13                 Hatteras may enter into compensation arrangements with solicitors for new business, including arrangements with its aff(inclCapFinancial LLC). Any solicitation Partners, arrangements will comply with Rule 206(4)-3 under the Investment Advisers Act of 1940 pursuant to which persons introducing new client accounts to Hatteras may receive a portion of the advisory fee generated by the account for a period of time that varies on a case-by-case basis.

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

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Schedule F of                             Applicant:                                             SEC File Number:      Date:
Form ADV
Continuation Sheet for Form ADV Part II   Hatteras Investment Partners LLC                       801-62608             12/08/2006
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
               (Do not use this Schedule as a continuation sheet for Form ADV Part I or any other schedules.)

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
1.       Full name of applicant exactly as stated in item 1A of Part I of Form ADV:              IRS Empl. Ident. No.:
         Hatteras Investment Partners LLC                                                        20-0225999
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          Item of Form
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           (identify)                                                     Answer
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         Privacy Policy
                                   The following is our privacy policy and notice that we provide to Advisory Clients and Investors:
                                   Our Commitment to Advisory Client and Investor Privacy: Hatteras Investment Partners LLC has a
                                   standing policy of protecting the confidentiality and security of information we collect about our clients. We do not share nonpublic information about Advisory Clients or Investors
                                   ("Information") outside of our affiliates without their consent except for the specific purposes described below, in accordance with all applicable laws. This Policy describes the Information we may gather and the circumstances under which we may share it.

                                   Why We Collect and How We Use Information: We limit the collection and use of Information to the minimum we require to deliver superior service to Advisory Clients and Investors. Such service includes advising Advisory Clients and Investors about our products, services and other opportunities, maintaining their accounts with us, processing transactions requested by Advisory
                                   Clients and Investors or other persons authorized by Advisory Clients and Investors, and administering our business.

                                   How We Gather Information: We get most Information directly from Advisory Clients and Investors, when they apply for, access and use our and our business associates' financial products and services - whether in person, by telephone or electronically. We may verify this information or get additional information from consumer reporting agencies or public sources. This Information may relate to Advisory Client and Investor finances, employment, avocations or other personal characteristics, as well as transactions and interactions with or through us or with others. We may disclose all of the information that we collect.

                                   How We Protect Information: Our employees, registered representatives and investment adviser representatives acting on our behalf are required to protect the confidentiality of Information and to comply with our established policies. They may access Information only when there is an appropriate reason to do so, such as to administer or offer our products or services. We also maintain physical, electronic and procedural safeguards to protect Information, which comply with all applicable laws. Employees who violate our Privacy Policy will be subject to disciplinary process.

                                   Disclosure of Information: We may disclose any Information when we believe it necessary for the conduct of our business, or where disclosure is required by law. For example, Information may be disclosed for audit or research purposes, to attorneys or other professionals, or to law enforcement and regulatory agencies to help us, among other things, prevent fraud. In addition, we may disclose Information to other companies or third party service providers, including a custodian or administrator, (i) to enable them to provide business services for us, such as performing computer related or data maintenance or processing services for us, (ii) to facilitate the processing of transactions requested by Advisory Clients or Investors, (iii) to assist us in offering our or other companies' products and services to Advisory Clients or Investors, or (iv)
                                   for credit review or reporting purposes. We may also provide Information to other companies or non-affiliated companies with which we have joint marketing agreements such as an agreement with broker- dealers or registered investment advisers enabling us to offer Advisory Clients or
                                   Investors our or certain of their products or services. Except in those specific, limited situations, without Advisory Client or Investor consent, we will not make any disclosures of
                                   Information to other companies who may want to sell their products or services to Advisory
                                   Clients or Investors. Moreover, it is our policy to require all third parties that are to receive any Information to sign strict confidentiality agreements.

                                   To Whom This Policy Applies: This Policy applies to us, along with all funds managed or administered by us, including but not limited to, Hatteras Master Fund LP, Hatteras Diversified
                                   Strategies Fund LP, Hatteras Multi-Strategy Fund I, L.P., Hatteras Multi-Strategy TEI Fund, L.P.
                                   and Hatteras Diversified Strategies Offshore Fund Ltd.

                                   Our Former Clients: Even if Advisory Clients or Investors are no longer clients, our Privacy
                                   Policy will continue to apply to them.

                                   Access to and Correction of Information: Upon the written request of Advisory Clients or
                                   Investors, we will make available for their review any file we may maintain for their personal
                                   Information; provided, however, that any Information collected in connection witin or anticipation of, any claim or legal proceeding will not be made available. If Advisory Clients or
                                   Investors notify us that any Information is incorrect, we will review it. If we agree, we will correct our records. If we do not agree, Advisory Clients and Investors may submit a short statement of dispute, which we will include in any future disclosure of the disputed Information.

                                   Further Information: We reserve the right to change this Privacy Policy at any time. The examples contained within this Privacy Policy are illustrations and are not intended to be exclusive. This
                                   Policy complies with a recently enacted Federal law and new SEC regulations regarding privacy.
                                   Advisory Clients and Investors may have additional rights under other foreign or domestic laws that may apply to them.

                                   Opt out: Advisory Clients and Investors may direct Hatteras not to make disclosures to non-
                                   affiliated third parties (other than disclosures necessary to conduct our business or permitted by law). Advisory Clients and Investors wishing to opt out of disclosures to non-affiliated third parties may call the following number: 1-(888) 363-2324.


    Proxy Voting Policy            Hatteras has adopted a set of procedures outlining how proxies (related to portfolio investments/underlying funds) will be voted. As a fund of funds, these proxies are generally related to voting on issues related to the operative terms of underlying funds. Please let us know if you have any questions about these procedures or if you would like to be provided with a copour of procedures by calling us, toll-free, at (888) 363-2324. Also, please let us know if you would like any detailed information about how proxies are actually voted.

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  Business Continuity Plan
          (Summary)                Hatteras Investment Partners, LLC ("Hatteras") is an independent registered investment advisor.

                                   The following is a summary of the manner in which Hatteras' Business Continuity Plan addresses the possibility of significant business disruptions. Accordingly, Hatteras is furnishing this document to you to provide information about our efforts to ensure that impact to your business is minimized in the event of an emergency or disaster.

                                   Although specific regulations are not in place requiring Hatteras to create and maintain a business continuity plan, regulators generally view such a plan as integral to an advisor's Risk
                                   Management Program. Hatteras believes it is a best business practice to maintain such a plan that is reasonably designed to meet its obligations to its investors. Therefore, Hatteras has designed a business continuity plan to address possible scenarios in efforts to minimize any service impact toour investors or their investment professionals.

                                   In keeping with best practices, the business continuity plan for Hatteras is designed to address key areas of concern - including but not limited to the following:

                                   o  Data back-up and recovery;
                                   o  Mission critical systems;
                                   o  Financial and operational assessments;
                                   o  Alternate means of communication between Hatteras and investors/investment professionals;
                                   o  Alternate means of communication between Hatteras and its employees;
                                   o  Alternate physical locations of employees;
                                   o  Critical business constituent, bank and counter-party impact;
                                   o  Regulatory reporting;
                                   o  Communications with regulators; and
                                   o  How Hatteras will ensure that investors have access to their funds in the event Hatteras determines it is unable to continue its business.

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                                   Since events creating business disruptions may vary in nature and scope, Hatteras has anticipated scenarios in which the following are affected:

                                        o  A primary Hatteras building at its headquarter location
                                        o  A city wide area
                                        o  A regional area

                                   Regardless of the scope of potential disruption, Hatteras intends to continue to provide service to its investors and their investment professionals or service providers.

                                   Our office location is located at 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615. Its
                                   main telephone number is (919)846-2324. Our employees may travel to that office by means of foot and public or private transportation. In the event of a need for temporary relocation, provisions for alternative facilities and computer technology have been made.

                                   In the event that any such disruption occurs, we have developed alternative service arrangements, systems, locations and contingency plans to ensure that any service is quickly restored.

                                   Hatteras has identified several computer applications with Mission Critical or High criticality ratings and has documented this within the business continuity plan. These Mission Critical computer applications are proprietary to our custodian UMB Bank, NA (UMB Bank) and to the fund(s)
                                   administrator, UMB Fund Services, Inc. UMB). UMB has stated that they conduct periodic disaster recovery testing regularly.

                                   At a minimum, the Hatteras business continuity plan is reviewed and updated on an annual basis.
                                   Additionally, our service providers periodically conduct testing of their own back-up capabilities to ensure that, in the event of an emergency or significant business disruption, they will be able to provide us with the critical information and applications we need to continue or promptly resume our business. When testing our plan, we review the recovery time and resumption time period for all mission critical systems.

                                   Making sure that any type of disruption does not unduly impact our clients is extremely important to us, and our business continuity plan is designed to allow us to continue to provide the quality service investors and investment professionals have come to expect from Hatteras.

                                   In the event of an internal or external SBD, if telephone service is available, we may be reached at (919) 846-2324 (local) or (888) 363-2324 (toll-free) or by fax at (919) 846-3433. If our Web access is available, our firm will post on our Web site (www.hatterasip.com) that investors may access their accounts by contacting UMB.

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